                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ronald M. DeFeo and Eric I Cohen, or either of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Terex Corporation Annual Report on Form 10-K for the year ended December 31, 2004 (including, without limitation, amendments), and to file the same with all exhibits thereto, and all document in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, September lawfully do or cause to be done by virtue hereof.

      SIGNATURE                               TITLE                              DATE
----------------------   ----------------------------------------------   ------------------
/s/ Ronald M. DeFeo      Chairman, Chief Executive Officer and Director   February 17, 2006
-------------------      (Principal Executive Officer)
Ronald M. DeFeo


/s/ Phillip C. Widman    Senior Vice President-Chief Financial Officer    February 17, 2006
---------------------    (Principal Financial Officer)
Phillip C. Widman


/s/ Jonathan D. Carter   Vice President, Controller & Chief Accounting    February 17, 2006
----------------------   Officer
Jonathan D. Carter       (Principal Accounting Officer)


/s/ G. Chris Andersen    Director                                         February 17, 2006
---------------------
G. Chris Andersen


/s/ Paula Cholmondeley   Director                                         February 17, 2006
----------------------
Paula Cholmondeley


/s/ Don DeFosset         Director                                         February 17, 2006
----------------
Don DeFosset


/s/ William H. Fike      Director                                         February 17, 2006
-------------------
William H. Fike


/s/ Donald P. Jacobs     Director                                         February 17, 2006
--------------------
Donald P. Jacobs


/s/ David A. Sachs       Director                                         February 17, 2006
------------------
David A. Sachs


/s/ J. C. Watts, Jr.     Director                                         February 17, 2006
--------------------
J. C. Watts, Jr.


/s/ Helge H. Wehmeier    Director                                         February 17, 2006
---------------------
Helge H. Wehmeier